UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 2, 2007

ENCOMPASS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-82608	95-4756822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

1005 Terminal Way, Suite 110, Reno NV 89502-2179
(Address of principal executive offices) (Zip Code)

(775) 324-8531
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

The registrant announces that effective January 2, 2007, Mr. J. Scott Webber has been appointed to the Board of Directors. Mr. Webber’s appointment was pursuant to the terms of the Asset Acquisition Agreement dated March 28, 2006 between the registrant, Rotary Engine, Inc; Rotary Engine Technologies, Inc. and Mr. Webber. A copy of that Agreement was attached as an exhibit to the registrant’s 8K report dated March 31, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has  duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

Dated: January 4, 2007	Encompass Holdings, Inc. By: /s/ Arthur N. Robins Chief Executive Officer